UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-02474

MIDAS PERPETUAL PORTFOLIO, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Perpetual Portfolio, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 9/30/10

Item 1. Schedule of Investments
MIDAS PERPETUAL PORTFOLIO, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
September 30, 2010
(Unaudited)
Shares		Cost	Value
Gold (21.52%)
15,310	SPDR Gold Trust (a) (b)	$1,326,145	$1,958,302

Silver (5.96%)
25,464	iShares Silver Trust (a) (b)	285,816	542,638

Swiss Franc Assets (10.14%)
832,000	Switzerland Government 2.50% Notes, due 3/12/16	764,853	922,814

Hard Asset Securities (15.31%)
Copper Ores (1.77%)
4,576	Southern Copper Corp. (b)	73,520	160,709

Crude Petroleum & Natural Gas (2.62%)
1,219	Occidental Petroleum Corp.	73,137	95,448
654	PetroChina Company Limited	68,566	76,139
1,838	Petroleo Brasileiro S.A. (b)	67,908	66,664
		209,611	238,251
Gold Ores (2.18%)
2,051	Barrick Gold Corp.	75,431	94,941
2,385	Goldcorp Inc.	75,217	103,795
		150,648	198,736

Industrial Gases (1.22%)
1,231	Praxair, Inc. (b)	73,081	111,110

Petroleum Refining (1.51%)
1,408	ConocoPhillips	72,945	80,861
915	Exxon Mobil Corp. (b)	73,051	56,538
		145,996	137,399

Plastic Materials, Resins & Nonvulcanelastomers (1.43%)
2,907	E.I. du Pont De Nemours and Company (b)	73,569	129,710

Real Estate Investment Trusts (3.04%)
1,213	Federal Realty Investment Trust (b)	75,091	99,054
1,778	Health Care REIT, Inc. (b)	74,180	84,170
958	Public Storage (b)	76,168	92,964
		225,439	276,188

Soybean Oil Mills (0.89%)
2,525	Archer-Daniels-Midland Company (b)	72,815	80,598

Steel Works, Blast Furnaces & Rolling Mills (Coke Ovens) (0.65%)
1,558	Nucor Corp. (b)	71,991	59,516

Total hard asset securities		1,096,670	1,392,217

Large Capitalization Growth Stocks (12.95%)
Communications Equipment (1.34%)
5,559	Cisco Systems, Inc. (a)	90,765	121,742

Electronic Computers (0.92%)
2,000	Hewlett-Packard Company	75,060	84,140

Fire, Marine & Casualty Insurance (1.36%)
1,500	Berkshire Hathaway Inc. Class B (a) (b)	96,440	124,020

Information Retrieval Services (1.06%)
184	Google Inc. (a) (b)	75,235	96,745

Life Insurance (0.86%)
1,316	China Life Insurance Company Ltd. ADR	74,580	78,276

Oil & Gas Field Services (1.04%)
1,533	Schlumberger Ltd. (b)	64,903	94,448

Pharmaceutical Preparations (1.04%)
2,851	Sanofi-Aventis ADR	91,709	94,796

Radio & TV Communications Equipment (0.83%)
1,667	QUALCOMM Inc. (b)	75,052	75,215

Services-Prepackaged Software (2.38%)
3,261	Microsoft Corp. (b)	75,582	79,862
5,096	Oracle Corp. (b)	90,696	136,828
		166,278	216,690

Telephone Communications (2.12%)
1,799	China Mobile Ltd. ADR (b)	91,493	91,983
1,359	Telefonica, S.A. ADR	91,593	100,770
		183,086	192,753

Total large capitalization growth stocks		993,108	1,178,825

Dollar Assets (34.03%)
Money Market Fund
3,096,689	SSgA Money Market Fund, 0.01% (d)	3,096,689	3,096,689

SECURITIES HELD AS COLLATERAL ON LOANED SECURITIES (24.67%)
2,244,329	State Street Navigator Securities Lending Prime Portfolio	2,244,329	2,244,329

Total investments (124.58%)		$9,807,610	11,335,814

Liabilities in excess of other assets (-24.58%)			(2,236,838)

Net assets (100.00%)			$9,098,976

(a) Non-income producing.

(b) All or a portion of this security was on loan. As of September 30, 2010, the value of loaned securities and related collateral outstanding was $2,215,631 and $2,244,329, respectively.

(c) Principal amount denominated in Swiss Francs.

(d) Rate represents the 7 day annualized yield at September 30, 2010.

ADR means "American Depositary Receipt."

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United State are valued at the official closing price, last sale price or, if no sales has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.  Gold and silver bullion is valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of and pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements
The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. An investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

•	Level 1 - quoted prices in active markets for identical investments.
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of September 30, 2010 in valuing the Fund’s assets and liabilities carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total

Assets
Gold	$1,958,302	$-	$-	$1,958,302
Silver	542,638	-	-	542,638
Swiss Franc Assets	-	922,814	-	922,814
Hard Asset Securities	1,392,217	-	-	1,392,217
Large Capitalization Growth Stocks	1,178,825	-	-	1,178,825
Dollar Assets	3,096,689	-	-	3,096,689
Securities held as Collateral on Loaned Securities
Money market fund	2,244,329	-	-	2,244,329
Total investments	$10,413,000	$922,814	$-	$11,335,814

There were no transfers into or from Level 1 and Level 2 by the Fund during the nine months ended September 30, 2010.

There were no Level 3 investment purchases, sales, settlements, transfers in/out, or changes in unrealized appreciation/depreciation for the nine months ended September 30, 2010.

Cost  for Federal Income Tax Purposes
At September 30, 2010, for federal income tax purposes the cost of investments was $9,807,610 and net unrealized appreciation aggregated $1,528,204, comprised of gross unrealized appreciation of $1,558,436 and gross unrealized depreciation of $30,232.

Securities Lending
The Fund may lend their securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral. The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash deposits are invested in a registered money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The value of loaned securities and related collateral outstanding at September 30, 2010 was $2,215,631 and $2,244,329, respectively.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Perpetual Portfolio, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 29, 2010

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 29, 2010

EXHIBIT INDEX

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)